Summary Prospectus dated May 1, 2018

Calvert VP Volatility Managed Moderate Growth Portfolio

Class F Shares

This Summary Prospectus is designed to provide separate accounts of insurance companies, qualified pension and retirement plans and other eligible investors with key fund information in a clear and concise format. Before you invest, you may want to review the Portfolio’s Prospectus and Statement of Additional Information, which contain more information about the Portfolio and its risks. The Portfolio’s Prospectus and Statement of Additional Information, both dated May 1, 2018, as may be amended or supplemented, are incorporated by reference into this Summary Prospectus and are available at www.calvert.com/variable-portfolios. Contract holders, plan beneficiaries and other investors should ask their financial intermediaries, insurance companies, or plan sponsors, or visit their financial intermediary’s or insurance company’s web site for more information.

Investment Objective

Calvert VP Volatility Managed Moderate Growth Portfolio (the “Fund”) pursues a balance of current income and growth potential, while seeking to manage overall portfolio volatility.

Fees and Expenses of the Fund

This table does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or variable life insurance separate account (“Variable Contract”) or qualified pension or retirement plan (“Qualified Plan”). If these fees and expenses were included, expenses shown would be higher. For information on these charges, please refer to the applicable Variable Contract prospectus, prospectus summary or disclosure statement. If you participate through a Qualified Plan, the table does not reflect direct expenses of the plan, and you should consult your administrator for more information.

This table describes the expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class F
Maximum sales charge (load) on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of amount purchased or redeemed, whichever is lower)	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Class F
Management fees	0.54%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.12%
Acquired fund fees and expenses	0.09%
Total annual fund operating expenses	1.00%
Less fee waiver and/or expense reimbursement(1)	(0.08)%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.92%
(1)	Calvert Research and Management (“CRM”) has agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 0.83%. This expense reimbursement will continue through April 30, 2019. Any amendment to or termination of this reimbursement would require approval of the Board of Directors. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses. Amounts reimbursed may be recouped by CRM during the same fiscal year to the extent actual expenses are less than the contractual expense cap during such year.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. If these fees and expenses were included, expenses shown would be higher. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the operating expenses remain the same and that any expense reimbursement arrangement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class F shares	$94	$310	$545	$1,217

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” the portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 8% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in exchange-traded funds (“ETFs”) and various derivatives, such as futures contracts and options. The portion of the Fund that is invested in ETFs is structured like a fund-of-funds. An ETF is a type of investment company whose shares are traded on a securities exchange at prices quoted by the exchange throughout its trading day. The Fund seeks to achieve its objectives by investing in ETFs representing a broad range of asset classes and employing derivatives to manage overall portfolio volatility. Ameritas Investment Partners, Inc. (“AIP”), one of the Fund’s sub-advisers, is responsible for selecting the ETFs in which the Fund invests. Milliman Financial Risk Management LLC (“Milliman”), the Fund’s other sub-adviser, is responsible for executing the Fund’s volatility management strategy described below.

The Fund typically invests in ETFs whose investment objectives are to match the returns of a particular market index, and which generally invest in a broad sample of the securities comprising the particular index. The ETFs represent a variety of asset categories and investment styles. The Equity ETFs are based on indices comprised of the common stock of U.S. and non-U.S. issuers including indices with value, growth or sector-specific orientations, as well as indices comprised of real estate investment trusts (“REITs”) and natural resource-related stocks. The Fixed Income ETFs are based on indices comprised of fixed income securities of U.S. and non-U.S. issuers, corporate, mortgage-backed and government securities, investment grade securities, and securities rated below investment grade (commonly known as “junk bonds”).

AIP considers the risk and return characteristics of the various asset classes represented by the indices, and the correlation of those characteristics between the various asset classes, in determining a range of possible allocations for each asset class given prevailing market conditions. AIP then reviews the historical returns and the current holdings of the ETFs, and uses that information to select ETF weightings that are consistent with the overall portfolio volatility target. The weighting of the Fund’s ETF investments representing U.S. and international equity indices and fixed income indices will typically range above and below the targeted asset allocation for each such asset class as shown in the chart below. The targeted asset allocations shown in the chart do not sum to 100% because the Fund also maintains a cash allocation.

ETFs that track:	Targeted Asset Allocation (% of net assets)	Typical Asset Allocation Range (% of net assets)
U.S. & International Equity Indices (“Equity ETFs”)	63%	40-80%
Fixed Income Indices (“Fixed Income ETFs”)	33%	25-55%

In its selection of investments for the Fund, AIP seeks ETFs that are representative of the desired asset class and whose underlying fundamentals appear to have the potential for above-average long-term performance. These may include ETFs that are expected to show above-average growth over the long-term as well as those that appear to AIP to be undervalued. The Fund may sell or reduce its position in an ETF when, in AIP’s opinion, the macroeconomic outlook changes, valuation issues arise, the Fund needs to be rebalanced, or there is better opportunity elsewhere.

The Fund’s other Sub-Adviser, Milliman, is responsible for executing the volatility management strategy. Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument, index or portfolio over time. Changes in the level of market volatility may result in rapid and dramatic price swings. Milliman seeks to stabilize the volatility of the Fund around a predetermined target level and reduce the potential for portfolio losses

Calvert VP Volatility Managed Moderate Growth Portfolio	2	Summary Prospectus dated May 1, 2018

during periods of significant and sustained market declines, while providing opportunity for growth during periods when markets are appreciating. The Fund generally targets an annualized return volatility level of 10%. While Milliman attempts to manage the Fund’s volatility to this target, over any particular time horizon the Fund may experience return volatility that is higher or lower than its target return volatility.

The volatility management strategy is implemented by entering into futures contracts based on one or more stock market indices, to attempt to hedge against changes in market volatility and declines in the value of the Fund’s investments in ETFs. An index future is a contract to buy or sell the cash value of a specific market index at a specified price by a specified date. Milliman seeks to stabilize volatility in the Fund over time at the target level by continuously monitoring and forecasting volatility in the markets utilizing a proprietary model, and adjusting the Fund’s futures positions in response to specific changes in the market and the Fund. To the extent that the volatility management strategy realizes gains, the Fund may use these gains to further invest in ETFs in an effort to increase long-term returns.

Futures contracts may involve the use of leverage, which represents a non-cash exposure to an underlying asset, index, rate or instrument. Amounts referred to as margin are posted to establish and maintain a position in a futures contract, but gains and losses on each futures contract are calculated based on the notional value of the futures contract, which is much larger than the margin. The notional value represents the economic exposure provided by each futures contract. For example, an S&P 500 index future that has a contract multiplier of $50 per index point and an index level of 2300 points would have a notional value for this contract of $115,000. The notional value of the Fund’s short futures positions will generally not exceed 80% of its net assets, which is the Fund’s maximum exposure to Equity ETFs. The notional value of the Fund’s long futures positions will generally not exceed 10% of its net assets, which is an approximation of the portion of Fund’s net assets that will be allocated to the implementation of the volatility management strategy.

The Fund may, without limitation, invest in lower risk assets such as cash or short-term fixed-income securities instead of riskier assets such as equity and fixed-income ETFs and derivatives. The Fund also may engage in active and frequent trading of ETFs and derivatives to achieve its primary investment objective. Such trading may lead to increased portfolio turnover, higher transaction costs, and the possibility of increased net realized capital gains, including net short-term capital gains. The Fund may also lend its securities.

Principal Risks

Market Risk. The value of investments held by the Fund may increase or decrease in response to economic, political and financial events (whether real, expected or perceived) in the U.S. and global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions. Actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, could cause high volatility in markets. No active trading market may exist for certain investments, which may impair the ability of the Fund to sell or to realize the current valuation of such investments in the event of the need to liquidate such assets. Fixed-income markets may experience periods of relatively high volatility in an environment where U.S. treasury yields are rising.

ETF Risk. ETFs are subject to the risks of investing in the underlying securities or other investments. ETF shares may trade at a premium or discount to net asset value and are subject to secondary market trading risks. In addition, the Fund will bear a pro rata portion of the operating expenses of an ETF in which it invests. Other pooled investment vehicles generally are subject to risks similar to those of ETFs.

Equity Securities Risk. The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer and sector-specific considerations; or other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks. If the stock market declines in value, the value of the Fund’s equity securities will also likely decline. Although prices can rebound, there is no assurance that values will return to previous levels.

Large-Cap Risk. Because the Fund normally invests in ETFs that invest primarily in stocks of large-cap companies, it is subject to the risk of underperforming the overall stock market during periods in which stocks of such companies are out of favor and generate lower returns than the market as a whole.

Foreign Investment Risk. Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States, and as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country.

Calvert VP Volatility Managed Moderate Growth Portfolio	3	Summary Prospectus dated May 1, 2018

Emerging Markets Investment Risk. Investment markets in emerging market countries are typically smaller, less liquid and more volatile than developed markets, and emerging market securities often involve greater risks than developed market securities.

Currency Risk. Exchange rates for currencies fluctuate daily. The value of foreign investments may be affected favorably or unfavorably by changes in currency exchange rates in relation to the U.S. dollar. Currency markets generally are not as regulated as securities markets and currency transactions are subject to settlement, custodial and other operational risks.

Sector Risk. Because the Fund may invest a significant portion of its assets in certain sectors, the value of Fund shares may be affected by events that adversely affect a particular sector and may fluctuate more than that of a fund that invests more broadly.

Real Estate Risk. Real estate investments are subject to risks associated with owning real estate, including declines in real estate values, increases in property taxes, fluctuations in interest rates, limited availability of mortgage financing, decreases in revenues from underlying real estate assets, declines in occupancy rates, changes in government regulations affecting zoning, land use, and rents, environmental liabilities, and risks related to the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws, among others. REITs must satisfy specific requirements for favorable tax treatment and can involve unique risks in addition to the risks generally affecting the real estate industry. The Fund is not eligible for a deduction from dividends received from REITs that is available to individuals who invest directly in REITs. Changes in underlying real estate values may have an exaggerated effect to the extent that investments are concentrated in particular geographic regions or property types.

Credit Risk. Investments in fixed income and other debt obligations (referred to below as “debt instruments”) are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. The value of debt instruments also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of debt instruments may be lowered if the financial condition of the party obligated to make payments with respect to such instruments deteriorates. In the event of bankruptcy of the issuer of a debt instrument, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing the instrument. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel, which may increase the Fund’s operating expenses and adversely affect net asset value.

Interest Rate Risk. In general, the value of income securities will fluctuate based on changes in interest rates. The value of these securities is likely to increase when interest rates fall and decline when interest rates rise. Generally, securities with longer maturities are more sensitive to changes in interest rates than shorter maturity securities, causing them to be more volatile. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. In a rising interest rate environment, the maturities of income securities that have the ability to be prepaid or called by the issuer may be extended. In a declining interest rate environment, the proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate.

Lower Rated Investments Risk. Investments rated below investment grade and comparable unrated investments (sometimes referred to as “junk”) have speculative characteristics because of the credit risk associated with their issuers. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments typically are subject to greater price volatility and illiquidity than higher rated investments.

Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. Movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain types of mortgage- and asset-backed securities. Although certain mortgage- and asset-backed securities are guaranteed as to timely payment of interest and principal by a government entity, the market price for such securities is not guaranteed and will fluctuate. The purchase of mortgage- and asset-backed securities issued by non-government entities may entail greater risk than such securities that are issued or guaranteed by a government entity. Mortgage- and asset-backed securities issued by non-government entities may offer higher yields than those issued by government entities, but may also be subject to greater volatility than government issues and can also be subject to greater credit risk and the risk of default on the underlying mortgages or other assets. Investments in mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates.

Calvert VP Volatility Managed Moderate Growth Portfolio	4	Summary Prospectus dated May 1, 2018

U.S. Government Securities Risk. Although certain U.S. Government-sponsored agencies (such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association) may be chartered or sponsored by acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury. U.S. Treasury securities generally have a lower return than other obligations because of their higher credit quality and market liquidity.

Money Market Instrument Risk. Money market instruments may be adversely affected by market and economic events, such as a sharp rise in prevailing short-term interest rates; adverse developments in the banking industry, which issues or guarantees many money market instruments; adverse economic, political or other developments affecting issuers of money market instruments; changes in the credit quality of issuers; and default by a counterparty.

Volatility Management Strategy Risk. Although the volatility management strategy seeks competitive investment returns with more consistent volatility of returns over time, the attainment and maintenance of the more consistent volatility does not ensure that the Fund will deliver competitive returns. The volatility management strategy may dampen the Fund’s downside risk over time, but may also cause the Fund’s investment returns to lag behind those of its benchmark, especially during a rising equity market or rapidly changing market conditions, and this underperformance could be significant.

Derivatives Risk. The Fund’s exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create leverage in the Fund, which represents a non-cash exposure to the underlying asset, index, rate or instrument. Leverage can increase both the risk and return potential of the Fund. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. Use of derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Changes in the value of a derivative (including one used for hedging) may not correlate perfectly with the underlying asset, rate, index or instrument. Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment, particularly when there is no stated limit on the Fund’s use of derivatives. A derivative investment also involves the risks relating to the asset, index, rate or instrument underlying the investment.

Leverage Risk. Certain portfolio transactions may give rise to leverage. Leverage can result from a non-cash exposure to an asset, index, rate or instrument. Leverage can increase both the risk and return potential of the Fund. The Fund is required to segregate liquid assets or otherwise cover the Fund’s obligation created by a transaction that may give rise to leverage. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage may cause the Fund’s share price to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The loss on leveraged investments may substantially exceed the initial investment.

Securities Lending Risk. Securities lending involves a possible delay in recovery of the loaned securities or a possible loss of rights in the collateral if the borrower fails financially. The Fund could also lose money if the value of the collateral decreases.

Risks Associated with Active Management. The success of the Fund’s investment strategy depends on portfolio management’s successful application of analytical skills and investment judgment. Active management involves subjective decisions.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective(s). In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund. An investment in the Fund is not a deposit in a bank and is not insured.

Calvert VP Volatility Managed Moderate Growth Portfolio	5	Summary Prospectus dated May 1, 2018

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a broad-based securities market index and a composite benchmark.  The returns in the bar chart are for Class F shares and do not reflect any insurance-related expenses and charges under a Variable Contract or expenses related to a Qualified Plan.  If such charges were reflected, the returns would be lower.  Thus, you should not compare the Fund’s returns directly with the performance of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.  Past performance is not necessarily an indication of how the Fund will perform in the future.

Effective December 31, 2016, CRM became the investment adviser to the Fund and performance reflected prior to such date is that of the Fund’s former investment adviser, Calvert Investment Management, Inc. There was no change in the Fund’s investment sub-advisers in connection with the change in adviser. Performance for all periods has been calculated by CRM, the Fund’s current administrator, in accordance with applicable requirements. The Fund’s performance reflects the effects of expense reductions. Absent these reductions, performance would have been lower. Updated Fund performance information can be obtained by visiting www.calvert.com.

For the period ended December 31, 2017, the highest quarterly total return was 4.01% for the quarter ended March 31, 2017 and the lowest quarterly return was -5.19% for the quarter ended September 30, 2015.

Average Annual Total Return as of December 31, 2017	One Year	Since Inception
Class F Return Before Taxes	14.55%	6.27%
S&P 500 Daily Risk Control 10% Index (reflects no deduction for fees, expenses or taxes)	29.06%	10.86%
Moderate Growth Portfolio Custom Blended Benchmark*	14.30%	8.16%
*	The Moderate Growth Portfolio Custom Blended Benchmark is an internally constructed benchmark comprised of a blend of 33% Bloomberg Barclays U.S. Aggregate Bond Index, 47% Russell 3000® Index, 13% MSCI EAFE Index, 4% Three-Month T-Bill Bellwether Index, 3% MSCI USA IMI/Equity REITs Index, which is rebalanced monthly. The performance of each component of the Moderate Growth Portfolio Custom Blended Benchmark reflects no deduction for fees, expenses or taxes, except MSCI EAFE Index and MSCI USA IMI/Equity REITs Index, which reflect total returns net of fees and expenses.

Inception date of Class F shares is April 30, 2013. Investors cannot invest directly in an Index.

Portfolio Management

Investment Adviser. Calvert Research and Management (“CRM” or the “Adviser”).

Investment Sub-Adviser. Ameritas Investment Partners, Inc. (“AIP”).

Investment Sub-Adviser. Milliman Financial Risk Management LLC (“Milliman”).

Portfolio Managers.

Kevin L. Keene, Portfolio Manager of AIP, has managed the Fund since April 2013.

Adam Schenck, CFA, FRM, Financial Risk Management Portfolio Manager at Milliman, has managed the Fund since April 2013.

Blake Graves, CFA, FRM, Financial Risk Management Portfolio Manager at Milliman, has managed the Fund since April 2013.

Calvert VP Volatility Managed Moderate Growth Portfolio	6	Summary Prospectus dated May 1, 2018

Purchase and Sale of Fund Shares

All purchases, redemptions and exchanges of Fund shares are made through insurance company separate accounts, qualified pension and retirement plans or by other eligible investors that are the record owner of the shares. Contract holders, plan beneficiaries, and other investors seeking to purchase, redeem, or exchange interest in the Fund’s shares should consult with the insurance company, plan sponsor or other eligible investor through which their investment in the Fund is made.

Tax Information

The Fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the Fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash. Because shares of the Fund are offered to insurance company separate accounts, qualified pension and retirement plans, and other eligible investors, you should read your prospectus, disclosure statement or plan documentation to understand the tax treatment of your investment.

Payments to Insurance Companies, Plan Sponsors and Other Financial Intermediaries

The Fund is generally available for purchase by separate accounts of insurance companies, qualified pension and retirement plans or by other eligible investors. The Fund, its principal underwriter and its affiliates may make payments to insurance companies, plan sponsors or other financial intermediaries for distribution and related services. These payments may create a conflict of interest for the insurance company, plan sponsor or other financial intermediary to include the fund as an investment option in their product or to recommend the fund over another investment option. Ask your financial intermediary, insurance company, or plan sponsor, or visit your financial intermediary’s or insurance company’s website, for more information.

24167 5.1.18

Calvert VP Volatility Managed Moderate Growth Portfolio	7	Summary Prospectus dated May 1, 2018